UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of Earliest Event Reported): January 7, 2008


                    HALIFAX CORPORATION OF VIRGINIA
        (Exact name of registrant as specified in its charter)


    Virginia               1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)

5250 Cherokee Avenue, Alexandria, Virginia       22312
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:(703)658-2400

                         N/A
Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))
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FOREWARD-LOOKING STATEMENTS


     Certain statements in this Currant Report on Form 8-K constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions. We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of our revenues, risks involved in contracting with our customers, including difficulties to accurately estimate costs when bidding on a contract and the occurrence of start-up costs prior to receiving revenues and contract with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties we may have in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and ability to make payments on outstanding indebtedness, weakened economic conditions, acts of terrorism, risks related to competition and our ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the reports we file with the Securities and Exchange Commission ("SEC"), including our Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

Item 4.01  Changes in Registrant's Certifying Accountant.

     On January 7, 2008, the Audit Committee of Halifax Corporation of Virginia (the "Company") elected to dismiss Grant Thornton LLP ("Grant Thornton") as the Company's independent auditor effective January 7, 2008. The Company's Audit Committee is in process of engaging a new independent auditor to audit the Company's fiscal 2008 financial statements.

     The reports of Grant Thornton, on the financial statements of the Company during the two-year period ended March 31, 2007, did not contain an adverse opinion, or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two-year period ended March 31, 2007 and interim period from April 1, 2007 through January 7, 2008, (1) the Company did not have any disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports, and (2) no reportable events as described in Item 304(a)(1) of Regulation S-K occurred except that, as disclosed in Item 9A of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2007 and in Item 4 of the Company's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2007 and September 30, 2007, we were advised by Grant Thornton that control deficiencies in our internal control over financial reporting relating to income tax reporting existed as of March 31, 2007 that constituted a material weakness within the meaning of the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 2 as a result of the lack of qualified personnel to properly review and administer the Company's tax matters. In July 2007, management completed the remediation of the material weakness by retaining an outside professional service firm to assist in the area of income tax reporting.

     In connection with the filing of this Form 8-K, Grant Thornton was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the SEC stating whether Grant Thornton agrees with the above statements. A copy of Grant Thornton's letter to the SEC is attached hereto as Exhibit 16.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          None.

     (b)  Pro-forma financial information.

          None.

     (c)  Exhibits.

          The following exhibit is filed herewith:

S-K Exhibit
Number                    Description

16.2      Letter regarding change in certifying accountant.

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  January 11, 2008            By:  /s/ Joseph Sciacca
                                       Joseph Sciacca
                                       Vice President, Finance & CFO

                             EXHIBIT INDEX




Exhibit No.                   Description


    16.2       Letter regarding change in certifying accountant.